SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


     Date of Report (Date of earliest reported event): October 19, 2001
                                                       October 15, 2001


                          Rare Medium Group, Inc.
           (Exact name of registrant as specified in its charter)


         Delaware                        000-13865           23-2368845
(State or other jurisdiction of    (Commission File No.)   (IRS Employer
incorporation or organization)                             Identification No.)


                            28 West 23rd Street
                             New York, NY 10010
                               (646) 638-9700
            (Address, including zip code, and telephone number,
               including area code, of registrant's principal
                             executive offices)



Item 5.  Other Events.

         On October 15, 2001, the Registrant issued a press release filed herewith as Exhibit 99.1, which is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Businesses Acquired.

                  Not applicable.

(b)      Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.

                  Exhibit No.        Description

                  99.1 Press Release issued by Rare Medium Group, Inc. on October 15, 2001.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RARE MEDIUM GROUP, INC.
                                                (Registrant)
Date:  October 19, 2001

                                                By:  /s/ Robert C. Lewis
                                                    --------------------------
                                                Name:  Robert C. Lewis
                                                Title: Senior Vice President
                                                       and General Counsel